SUPPLEMENTAL AGREEMENT NO. 16

to

PURCHASE AGREEMENT NO. 03729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft

THIS SUPPLEMENTAL AGREEMENT NO. 16 (SA-16), entered into as of April 22, 2022, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer).

RECITALS:

WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011 (as amended and supplemented, Purchase Agreement) relating to the purchase and sale of Boeing model 737-8 (737-8 Aircraft) and model 737-7 aircraft (737-7 Aircraft) (737-8 Aircraft and 737-7 Aircraft collectively, the “Aircraft”). This SA-16 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined will have the meaning set forth in the Purchase Agreement;
WHEREAS, Customer has previously notified Boeing of the exercise of twenty eight (28) Original Options as Remarket Aircraft, twelve (12) Original Option Aircraft, and thirty-two (32) 2020 Option Aircraft as follows:
(i) five (5) Original Option Aircraft as Remarket Aircraft scheduled for delivery in March 2022;
(ii) seven (7) Original Option Aircraft as Remarket Aircraft scheduled for delivery in April 2022;
(iii) three (3) Original Option Aircraft as Remarket Aircraft scheduled for delivery in May 2022;
(iv) thirteen (13) Original Option Aircraft as Remarket Aircraft scheduled for delivery in June 2022;
(v) three (3) Original Option Aircraft scheduled for delivery in October 2022;
(vi) three (3) Original Option Aircraft scheduled for delivery in November 2022;
(vii) two (2) Original Option Aircraft scheduled for delivery in December 2022;
[***] = Certain identified information has been excluded from the exhibit because it is both not material and is of the type that the registrant treats as private or confidential.

SWA-PA-03729	1	SA-16
BOEING PROPRIETARY

(viii) one (1) Original Option Aircraft and seven (7) 2020 Option Aircraft scheduled for delivery in January 2023;
(ix) seven (7) 2020 Option Aircraft scheduled for delivery in February 2023;
(x) one (1) Original Option Aircraft and six (6) 2020 Option Aircraft scheduled for delivery in March 2023;
(xi) seven (7) 2020 Option Aircraft scheduled for delivery in April 2023;
(xii) five (5) 2020 Option Aircraft scheduled for delivery in May 2023; and
(xiii) two (2) Original Option Aircraft scheduled for delivery in July 2023;
WHEREAS, Customer and Boeing agree to the model substitution from model 737-8 to model 737-7 of forty-four (44) aircraft as follows; twelve (12) exercised Original Option Aircraft and thirty-two (32) exercised 2020 Option Aircraft in sub-paragraphs (v) through (xiii) in the WHEREAS clause above, and Boeing and Customer agree to update the Purchase Agreement to reflect the aforementioned aircraft option exercises and aircraft model substitutions;
WHEREAS, Customer and Boeing agree to the defer the delivery of three (3) 737-7 Aircraft in August 2022 to two (2) in December 2022 and one (1) in June 2023;
WHEREAS, Customer and Boeing agree to the acceleration of five (5) Original Option Aircraft from one (1) in November 2022, three (3) in December 2022, and one (1) in August 2023 to three (3) in August 2022 and two (2) in October 2022;
    WHEREAS, in addition to the foregoing, Boeing agrees to provide acceleration rights applicable for seventeen (17) Original Option Aircraft from two (2) in January 2023, three (3) in February 2023, two (2) in March 2023, two (2) in April 2023, three (3) in May 2023, two (2) in June 2023, and three (3) in July 2023, to ten (10) in July 2022 and seven (7) in August 2022;

WHEREAS, Customer and Boeing agree to the model substitution from model 737-7 to model 737-8 of forty (40) Aircraft as follows; ten (10) in September 2022, ten (10) in October 2022, ten (10) in November 2022, and ten (10) in December 2022;

WHEREAS, Customer agrees that upon issuance of the amended type certification for the model 737-7 Aircraft by the U.S. Federal Aviation Administration, Customer will use commercially reasonable efforts to take delivery, in 2022, of as many of the thirty-one (31) 737-7 Aircraft with scheduled delivery months in 2022 as possible (in accordance with the Letter Agreement No. SWA-PA-3729-LA-2103755, entitled 2022/2023 Production Plan);

WHEREAS, Boeing and Customer agree to clarify the definition of “Program Aircraft” as referenced in Letter Agreement No. SWA-PA-03729-1106484R1, entitled [***];

SWA-PA-03729	2	SA-16
BOEING PROPRIETARY

WHEREAS, Boeing and Customer agree to [***] previously provided in Letter Agreement No. SWA-PA-03729-2100825R1; and

    WHEREAS, Boeing and Customer wish to enter into this SA-16 to reflect the terms as agreed between the parties.

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1.TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is hereby deleted in its entirety and replaced by a new Table of Contents (attached), which lists the Tables, Exhibits, and Letter Agreements revised or added by this SA-16 and is identified by “SA-16”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference.

2.TABLES.

Table 1A, Aircraft Delivery, Description, Price and Advance Payments – 737-8 Aircraft, is hereby deleted in its entirety and replaced by a new Table 1A (identified by “SA-16”) attached hereto and incorporated into the Purchase Agreement by this reference.

Table 1B, Aircraft Delivery, Description, Price and Advance Payments – 737-7 Aircraft, is hereby deleted in its entirety and replaced by a new Table 1B (identified by "SA-16") attached hereto and incorporated into the Purchase Agreement by this reference.

3.LETTER AGREEMENTS.

3.1.Letter Agreement No. SWA-PA-03729-LA-1106474R6 entitled Option Aircraft, together with the attachments thereto are hereby deleted in their entirety and replaced by Letter Agreement No. SWA-PA-03729-LA-1106474R7 entitled Option Aircraft and the attachments thereto.

3.2.Letter Agreement No. SWA-PA-03729-LA-1106484R2 entitled [***], together with the attachments thereto are hereby deleted in their entirety and replaced by Letter Agreement No. SWA-PA-03729-LA-1106484R3 entitled [***]and the attachments thereto.

3.3.Letter Agreement No. SWA-PA-03729-LA-2100825 entitled [***], is hereby deleted in its entirety and replaced by Letter Agreement No. SWA-PA-03729-LA-2100825R1.

SWA-PA-03729	3	SA-16
BOEING PROPRIETARY

3.4.Letter Agreement No. SWA-PA-03729-LA-2100812 entitled [***], is hereby deleted in its entirety and replaced by Letter Agreement No. SWA-PA-03729-LA-2100812R1.

3.5.A new Letter Agreement No. SWA-PA-03729-LA-2103755 entitled 2022/2023 – Production Plan, is hereby incorporated into the Purchase Agreement.

4.[***] IMPACT.

4.1.Due to Customer’s prior exercise of (i) five (5) Original Option Aircraft as Remarket Aircraft scheduled for delivery in March 2022, (ii) seven (7) Original Option Aircraft as Remarket Aircraft scheduled for delivery in April 2022, (iii) three (3) Original Option Aircraft as Remarket Aircraft scheduled for delivery in May 2022, (iv) thirteen (13) Original Option Aircraft as Remarket Aircraft scheduled for delivery in June 2022, (v) three (3) Original Option Aircraft scheduled for delivery in October 2022, (vi) three (3) Original Option Aircraft scheduled for delivery in November 2022, (vii) two (2) Original Option Aircraft scheduled for delivery in December 2022, (viii) one (1) Original Option Aircraft and seven (7) 2020 Option Aircraft scheduled for delivery in January 2023, (ix) seven (7) 2020 Option Aircraft scheduled for delivery in February 2023, (x) one (1) Original Option Aircraft and six (6) 2020 Option Aircraft scheduled for delivery in March 2023, (xi) seven (7) 2020 Option Aircraft scheduled for delivery in April 2023, (xii) five (5) 2020 Option Aircraft scheduled for delivery in May 2023, and (xiii) two (2) Original Option Aircraft scheduled for delivery in July 2023; Customer [***]

4.2.Due to the deferral of three (3) 737-7 Aircraft as described in this SA-16, Customer [***]

4.3.Due to the acceleration of five (5) Original Option Aircraft described in this SA-16, Customer [***]

4.4.Due to the substitution of forty (40) model 737-7 Aircraft to model 737-8 Aircraft as follows; ten (10) in September 2022, ten (10) in October 2022, ten (10) in November 2022, and ten (10) in December 2022 as described in this SA-16, Customer and Boeing have [***]

SWA-PA-03729	4	SA-16
BOEING PROPRIETARY

The Purchase Agreement is amended and supplemented to the extent herein provided and as so amended and supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Carson J May	By: /s/ Chris Monroe

Name: Carson J. May	Name: Chris Monroe

Its: Attorney-In-Fact	Its: SVP Finance & Treasurer

SWA-PA-03729	5	SA-16
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES	TITLES
Article 1	Quantity, Model and Description	SA-2
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment	SA-2
Article 5	Additional Terms
TABLE	TITLE
1A	737-8 Aircraft Information Table	SA-16
1B	737-7 Aircraft Information Table	SA-16
EXHIBIT
A1	737-8 Aircraft Configuration	SA-11
A2	737-7 Aircraft Configuration	SA-8
A-3	737-8 Remarket Aircraft Configuration	SA-12
B*	Aircraft Delivery Requirements and Responsibilities
B-1	Remarket Aircraft Technical Acceptance and Delivery Requirements and Responsibilities	SA-12
SUPPLEMENTAL EXHIBITS	TITLES
AE1*	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables for 737-8	SA-7
BFE2	BFE Variables for 737-7	SA-8
CS1	Customer Support Variables
CS1-7MAX	Customer Support Variables	SA-2
EE1*	Engine Escalation/Engine Warranty and Patent Indemnity

SWA-PA-03729		SA-16

BOEING PROPRIETARY

SLP1*	Service Life Policy Components
LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R3	Open Matters	SA-8
SWA-PA-03729-LA-1106464*	[***]
SWA-PA-03729-LA-1106465*	[***]
SWA-PA-03729-LA-1106466	[***]
SWA-PA-03729-LA-1106467R2	[***]	SA-8
SWA-PA-03729-LA-1106468*	[***]
SWA-PA-03729-LA-1106469R1	[***]	SA-2
SWA-PA-03729-LA-1106470R1	[***]	SA-2
SWA-PA-03729-LA-1106471R2	Substitute Aircraft	SA-12
SWA-PA-03729-LA-1106473R2	[***]	SA-12
SWA-PA-03729-LA-1106474R7	Option Aircraft	SA-16
SWA-PA-03729-LA-1106475R5	[***]	SA-14
SWA-PA-03729-LA-1106476R2	[***]	SA-8
SWA-PA-03729-LA-1106477*	[***]
SWA-PA-03729-LA-1106478	[***]
SWA-PA-03729-LA-1106479R1	[***]	SA-2
SWA-PA-03729-LA-1106480R1	[***]	SA-2
SWA-PA-03729-LA-1106481R2	[***]	SA-2
SWA-PA-03729-LA-1106482*	[***]
SWA-PA-03729-LA-1106483*	[***]
SWA-PA-03729-LA-1106484R3	[***]	SA-16
SWA-PA-03729-LA-1106485*	[***]

SWA-PA-03729		SA-16

BOEING PROPRIETARY

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1209080	[***]	SA-1
SWA-PA-03729-LA-1210419	[***]	SA-1
SWA-PA-03729-LA-1300943	[***]	SA-2
SWA-PA-03729-LA-1301168R3	[***]	SA-6
SWA-PA-03729-LA-1301170R3	[***]	SA-12
SWA-PA-03729-LA-1400371	[***]	SA-7
SWA-PA-03729-LA-1503792	Service Ready Operational Validation	SA-6
SWA-PA-03729-LA-1500831	[***]	SA-7
SWA-PA-03729-LA-1602486R1	[***]	SA-12
SWA-PA-03729-LA-2100594	737-8 Remarket Production Aircraft	SA-12
SWA-PA-03729-LA-2100700	737-8 Open Configuration Matters – Remarket Production Aircraft	SA-12
SWA-PA-03729-LA-2100811	[***]	SA-12
SWA-PA-03729-LA-2100812R1	[***]	SA-16
SWA-PA-03729-LA-2100813	[***]	SA-12
SWA-PA-03729-LA-2100814R1	[***]	SA-15
SWA-PA-03729-LA-2100819	[***]	SA-12
SWA-PA-03729-LA-2100825R1	[***]	SA-16
SWA-PA-03729-LA-2100841	[***]	SA-12
SWA-PA-03729-LA-2100984	[***]	SA-12
SWA-PA-03729-LA-2103755	2022/2023 Production Plan	SA-16

* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729		SA-16

BOEING PROPRIETARY

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
SWA-PA-03729-LA-1106472R1	[***]	SA-2	Deleted under SA-4
SWA-PA-01810/03729-LA-1301169	[***]	SA-2	Deleted under SA-4

SWA-PA-03729		SA-16

BOEING PROPRIETARY

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft

Airframe Model/MTOW: 737-8 Engine	181,200 pounds	Detail Specification:	D019A008-P (5/1/2017)
Model/Thrust: CFMLEAP-1B28(2)	28,800 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	Non-Standard
Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:	[***]
Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:	[***]
Seller Purchased Equipment (SPE) Estimate:	[***]

SWA-PA-03729 107813 / 108198 / 108732		SA-16

BOEING PROPRIETARY

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft

SWA-PA-03729 107813 / 108198 / 108732		SA-16

BOEING PROPRIETARY

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft

SWA-PA-03729 107813 / 108198 / 108732		SA-16

BOEING PROPRIETARY

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
									At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Mar-2028	Nov-2020	1	[***]	65475	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Apr-2028	Dec-2020	1	[***]	42703	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2028	Dec-2020	1	[***]	33940	[***]	B		[***]	[***]	[***]	[***]	[***]
May-2028	Jan-2021	1	[***]	35974	[***]	B		[***]	[***]	[***]	[***]	[***]
Jun-2028	Jan-2021	1	[***]	65450	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jul-2028	Jan-2021	1	[***]	65449	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Sep-2028	Feb-2021	1	[***]	65451	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Aug-2028	Feb-2021	1	[***]	65835	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Oct-2028	Mar-2021	1	[***]	42648	[***]			[***]	[***]	[***]	[***]	[***]
Nov-2028	Mar-2021	1	[***]	65452	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Nov-2028	Apr-2021	1	[***]	42650	[***]			[***]	[***]	[***]	[***]	[***]
Dec-2028	Apr-2021	1	[***]	42651	[***]			[***]	[***]	[***]	[***]	[***]
Jan-2029	Apr-2021	1	[***]	42649	[***]			[***]	[***]	[***]	[***]	[***]
Jan-2029	Apr-2021	1	[***]	65454	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Feb-2029	Apr-2021	1	[***]	65453	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Feb-2029	May-2021	1	[***]	42652	[***]			[***]	[***]	[***]	[***]	[***]
Feb-2029	May-2021	1	[***]	42653	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2029	May-2021	1	[***]	42654	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2029	May-2021	1	[***]	65455	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Mar-2029	May-2021	1	[***]	65456	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Apr-2029	Jun-2021	3	[***]	42655, 42656, 42670	[***]			[***]	[***]	[***]	[***]	[***]
May-2029	Jun-2021	1	[***]	65457	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
May-2029	Jul-2021	1	[***]	42658	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2029	Jul-2021	1	[***]	65460	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jul-2029	Jul-2021	1	[***]	65459	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Jun-2029	Jul-2021	1	[***]	65458	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
May-2029	Jul-2021	1	[***]	65834	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Sep-2029	Aug-2021	1	[***]	65461	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jul-2029	Aug-2021	1	[***]	65836	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Aug-2029	Aug-2021	1	[***]	65837	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Aug-2029	Aug-2021	1	[***]	65838	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Aug-2029	Aug-2021	1	[***]	65839	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Sep-2029	Aug-2021	1	[***]	66974	[***]		Note 4	[***]	[***]	[***]	[***]	[***]
Nov-2029	Sep-2021	1	[***]	65462	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Oct-2029	Sep-2021	1	[***]	65463	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Oct-2029	Sep-2021	1	[***]	65840	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Oct-2029	Sep-2021	1	[***]	65841	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Nov-2029	Oct-2021	1	[***]	65466	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Dec-2029	Oct-2021	2	[***]	65465, 65464	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Jan-2030	Nov-2021	1	[***]	65467	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jan-2030	Dec-2021	1	[***]	65468	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Jan-2030	Dec-2021	2	[***]	65842, 65843	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Feb-2030	Jan-2022	1	[***]	65469	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Feb-2030	Jan-2022	1	[***]	65470	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Feb-2030	Apr-2022	1	[***]	65844	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Mar-2030	Jul-2022	3	[***]	65855, 65853, 65851	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Mar-2030	Aug-2022	1	[***]	65845	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Apr-2030	Aug-2022	2	[***]	65847, 65849	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Apr-2030	Oct-2022	2	[***]	65857, 65859	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 107813 / 108198 / 108732		SA-16

BOEING PROPRIETARY

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
									At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
May-2030	Dec-2022	1	[***]	65861	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
May-2030	Mar-2023	1	[***]	36732	[***]	B		[***]	[***]	[***]	[***]	[***]
May-2030	Apr-2023	1	[***]	38806	[***]	B		[***]	[***]	[***]	[***]	[***]
May-2030	Jun-2023	1	[***]	37034	[***]	A		[***]	[***]	[***]	[***]	[***]
Jun-2030	Aug-2023	1	[***]	42552	[***]	A		[***]	[***]	[***]	[***]	[***]
Jun-2030	Oct-2023	1	[***]	42538	[***]	A		[***]	[***]	[***]	[***]	[***]
Jun-2030	Nov-2023	1	[***]	38815	[***]	B		[***]	[***]	[***]	[***]	[***]
Jul-2030	Mar-2024	3	[***]	38817, 35968, 35972	[***]	B		[***]	[***]	[***]	[***]	[***]
Jul-2030	Apr-2024	1	[***]	36736	[***]	B		[***]	[***]	[***]	[***]	[***]
Aug-2030	Jun-2024	1	[***]	42542	[***]	A		[***]	[***]	[***]	[***]	[***]
Aug-2030	Jul-2024	2	[***]	35963, 35967	[***]	B		[***]	[***]	[***]	[***]	[***]
Aug-2030	Sep-2024	1	[***]	36730	[***]	B		[***]	[***]	[***]	[***]	[***]
Sep-2030	Nov-2024	1	[***]	35971	[***]	B		[***]	[***]	[***]	[***]	[***]
Sep-2030	Dec-2024	1	[***]	35975	[***]	B		[***]	[***]	[***]	[***]	[***]
Sep-2030	Jan-2025	2	[***]	38804, 38805	[***]	B		[***]	[***]	[***]	[***]	[***]
Oct-2030	Jan-2025	2	[***]	65863, 65865	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Oct-2030	Feb-2025	1	[***]	36729	[***]	B		[***]	[***]	[***]	[***]	[***]
Nov-2030	Feb-2025	2	[***]	65868, 65869	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Nov-2030	Mar-2025	2	[***]	65870, 65871	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Dec-2030	Apr-2025	2	[***]	65872, 65873	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Dec-2030	May-2025	2	[***]	65846, 65848	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Jan-2031	Jun-2025	1	[***]	65852	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Feb-2031	Jun-2025	1	[***]	65850	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Mar-2031	Jul-2025	1	[***]	65854	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Apr-2031	Jul-2025	1	[***]	65856	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
May-2031	Aug-2025	1	[***]	65860	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Jun-2031	Aug-2025	1	[***]	65858	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Jul-2031	Sep-2025	1	[***]	65862	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Aug-2031	Oct-2025	1	[***]	65864	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Sep-2031	Nov-2025	1	[***]	65866	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Oct-2031	Dec-2025	1	[***]	65867	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]

Total:     248

* [***]
** Manufacturer Serial Numbers (MSN) are for reference only and are subject to change.
† [***]
Notes:
(1) [***]
(2) [***]
(3) [***]
(4) [***]
(5) Substitution of (10) September 2022 / (10) October 2022 / (10) November 2022 / (10) December 2022 -- 737-7 into 737-8 from SA-16. Reference Table 1B and
Letter Agreement No. SWA-PA-03729-LA-2103755 for pricing terms and conditions for these (40) substituted Aircraft. (6) Exercise of Remarket Aircraft per SWA-PA-03729-LA-1106474, entitled Option Aircraft

SWA-PA-03729 107813 / 108198 / 108732		SA-16

BOEING PROPRIETARY

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft

Airframe Model/MTOW: Engine Model/Thrust:	737-7 77,000 pounds CFMLEAP-1B27C(1)26,400 pounds	Detail Specification: Airframe Price Base Year/Escalation Formula:	D019A008SWA17P-1 Jul-11	ECI-MFG/CPI
Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:	[***]
Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate: [***]

Seller Purchased Equipment (SPE) Estimate:    [***]

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer				Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Serial Number**	Escalation Factor	[***] 1	Note		At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jan-2022	Apr-2019	1	[***]	42586	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2022	Apr-2019	1	[***]	42587	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2022	Apr-2019	1	[***]	42588	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2022	May-2019	1	[***]	42589	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2022	May-2019	1	[***]	42590	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2022	Aug-2019	1	[***]	42561	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2022	Aug-2019	1	[***]	42569	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2022	Oct-2023	1	[***]	42614	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2022	Feb-2024	1	[***]	42620	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2022	Mar-2024	1	[***]	42621	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2022	Apr-2024	1	[***]	42623	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2022	May-2024	1	[***]	42627	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2022	Jun-2024	1	[***]	42629	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2022	Jul-2024	1	[***]	42631	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2022	Jun-2023	1	[***]	42602	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2022	Jul-2023	1	[***]	42603	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2022	Aug-2023	1	[***]	42604	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2022	Sep-2023	1	[***]	42609	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2022	Sep-2024	1	[***]	42635	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2022	Oct-2024	1	[***]	42638	[***]	[***]		[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F		SA-15

BOEING PROPRIETARY

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	[***][1]	Note	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jul-2022	Nov-2024	1	[***]	42642	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2022	Jan-2023	1	[***]	42632	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2022	Feb-2023	1	[***]	42592	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2022	Mar-2023	1	[***]	42595	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2022	Nov-2023	1	[***]	42613	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2022	Dec-2023	1	[***]	42616	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2022	Jan-2024	1	[***]	42618	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2022	Jan-2024	1	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Aug-2022	Jan-2024	1	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Aug-2022	Jan-2024	1	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Aug-2022	Feb-2024	1	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Sep-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Sep-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Sep-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Sep-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Sep-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Sep-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Sep-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Sep-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Sep-2022		**** Substitutions	[***]	42598	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2022		**** Substitutions	[***]		[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2022		**** Substitutions	[***]		[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F		SA-15

BOEING PROPRIETARY

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	[***] [1]	Note	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Oct-2022		**** Substitutions	[***]		[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Nov-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Nov-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Nov-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Nov-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Nov-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Nov-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Nov-2022		**** Substitutions	[***]	42600	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2022		**** Substitutions	[***]		[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Nov-2022		**** Substitutions	[***]		[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Nov-2022		**** Substitutions	[***]		[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2022		**** Substitutions	[***]		[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2022		**** Substitutions	[***]	67471	[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2022		**** Substitutions	[***]	67470	[***]	[***]	(*) 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2022		**** Substitutions	[***]	42591	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2022		**** Substitutions	[***]		[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2022		**** Substitutions	[***]		[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2023	Jul-21	1	[***]	42657	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2023	Jul-21	1	[***]	42671	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2023		1	[***]	67865	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2023		1	[***]	67864	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2023		1	[***]	67863	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2023		1	[***]	67862	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2023		1	[***]	67861	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2023		1	[***]	67860	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2023		1	[***]	67859	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F		SA-15

BOEING PROPRIETARY

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	[***][1]	Note	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):			
									At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jan-2023		1	[***]	67858	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2023	Mar-22	1	[***]	42679	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2023	Mar-22	1	[***]	42678	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2023	Apr-22	1	[***]	42688	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2023		1	[***]	67918	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2023		1	[***]	67919	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2023		1	[***]	67917	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2023		1	[***]	67914	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2023		1	[***]	67915	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2023		1	[***]	67913	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2023		1	[***]	67916	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2023	Apr-22	1	[***]	42681	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2023	Apr-22	1	[***]	42680	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2023	May-22	1	[***]	42684	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2023		1	[***]	67967	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2023		1	[***]	67966	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2023		1	[***]	67965	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2023		1	[***]	67964	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2023		1	[***]	67963	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2023		1	[***]	67962	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2023		1	[***]	67961	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2023	May-22	1	[***]	42683	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2023	May-22	1	[***]	42682	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2023	Jun-22	1	[***]	42687	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2023		1	[***]	68046	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2023		1	[***]	68047	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2023		1	[***]	68048	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2023		1	[***]	68049	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2023		1	[***]	68050	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2023		1	[***]	68051	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F		SA-15

BOEING PROPRIETARY

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	[***][1]	Note	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Apr-2023		1	[***]	68052	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
May-2023	Jun-22	1	[***]	42686	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
May-2023	Jun-22	1	[***]	42685	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
May-2023	Jul-22	1	[***]	42690	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
May-2023		1	[***]	68120	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
May-2023		1	[***]	68119	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
May-2023		1	[***]	68118	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
May-2023		1	[***]	68117	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
May-2023		1	[***]	68116	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jun-2023	Jul-22	1	[***]	42689	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jun-2023	Aug-22	1	[***]	42693	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jun-2023	Mar-24	1	[***]	67469	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jul-2023	Aug-22	1	[***]	42695	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jul-2023	Jan-23	1	[***]	42565	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jul-2023	Jan-23	1	[***]	42565	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jul-2023		1	[***]	68183	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jul-2023		1	[***]	68184	[***]	[***]	(*) OPEX & 737-8 Sub	[***]	[***]	[***]	[***]	[***]
Aug-2023	Feb-23	1	[***]	42562	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Aug-2023	Feb-23	1	[***]	42564	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Sep-2023	Mar-23	1	[***]	42557	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Sep-2023	Apr-23	1	[***]	42555	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2023	May-23	1	[***]	42594	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2023	May-23	1	[***]	42568	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2023	Jun-23	1	[***]	42581	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Nov-2023	Jul-23	1	[***]	42582	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Nov-2023	Jul-23	1	[***]	42597	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2023	Aug-23	1	[***]	42593	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2023	Sep-23	1	[***]	42578	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2024	Sep-23	1	[***]	42601	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2024	Oct-23	1	[***]	42605	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F		SA-15

BOEING PROPRIETARY

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer				Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Serial Number**	Escalation Factor	[***]1	Note		At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Feb-2024	Dec-23	1	[***]	42583	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2024	Jan-24	1	[***]	42584	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2024	Jan-24	1	[***]	42585	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2024	Jan-24	1	[***]	42611	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2024	Feb-24	1	[***]	42596	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2024	Feb-24	1	[***]	42599	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2024	Feb-24	1	[***]	42612	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2024	Apr-24	1	[***]	42606	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2024	Apr-24	1	[***]	42617	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
May-2024	May-24	1	[***]	42608	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
May-2024	May-24	1	[***]	42619	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
May-2024	May-24	1	[***]	42622	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jun-2024	Jun-24	1	[***]	42610	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jun-2024	Aug-24	1	[***]	42626	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jul-2024	Aug-24	1	[***]	42624	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jul-2024	Sep-24	1	[***]	42630	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Aug-2024	Oct-24	1	[***]	42625	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Aug-2024	Oct-24	1	[***]	42636	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Aug-2024	Nov-24	1	[***]	42639	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Sep-2024	Dec-24	1	[***]	42640	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Sep-2024	Dec-24	1	[***]	42628	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2024	Feb-25	1	[***]	42643	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2024	Mar-25	1	[***]	42645	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2024	Mar-25	1	[***]	42644	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Nov-2024	Apr-25	1	[***]	42659	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Nov-2024	Apr-25	1	[***]	42660	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2024	May-25	1	[***]	42663	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2024	Jun-25	1	[***]	42667	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2025	Jul-25	1	[***]	42668	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2025	Aug-25	1	[***]	42675	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F		SA-15

BOEING PROPRIETARY

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer				Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Serial Number**	Escalation Factor	[***]1	Note		At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Feb-2025	Sep-25	1	[***]	42677	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2025	Sep-25	1	[***]	42676	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2025	Oct-25	1	[***]	42692	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2025	Oct-25	1	[***]	42696	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2025	Nov-25	1	[***]	42698	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2025	Nov-25	1	[***]	42700	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2025	Dec-25	1	[***]	42702	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2025	Dec-25	1	[***]	42701	[***]	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2025		1	[***]	67319	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2025		1	[***]	67321	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2025		1	[***]	67320	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2025		1	[***]	67322	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2025		1	[***]	67323	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2025		1	[***]	67324	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2025		1	[***]	67325	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2025		1	[***]	67326	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2025		1	[***]	67328	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2025		1	[***]	67327	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2025		1	[***]	67330	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2025		1	[***]	67329	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2025		1	[***]	67333	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2025		1	[***]	67332	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2025		1	[***]	67331	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2025		1	[***]	67335	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2025		1	[***]	67334	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2025		1	[***]	67338	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2025		1	[***]	67337	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2025		1	[***]	67336	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2026		1	[***]	67339	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2026		1	[***]	67340	[***]	[***]		[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F		SA-15

BOEING PROPRIETARY

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer				Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Serial Number**	Escalation Factor	[***]1	Note		At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Mar-2026		1	[***]	67342	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2026		1	[***]	67341	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2026		1	[***]	67343	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2026		1	[***]	67345	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2026		1	[***]	67344	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2026		1	[***]	67346	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2026		1	[***]	67347	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2026		1	[***]	67348	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2026		1	[***]	67349	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2026		1	[***]	67351	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2026		1	[***]	67350	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2026		1	[***]	67352	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2026		1	[***]	67353	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2027		1	[***]	67354	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2027		1	[***]	67355	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2027		1	[***]	67357	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2027		1	[***]	67356	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2027		1	[***]	67358	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2027		1	[***]	67360	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2027		1	[***]	67359	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2027		1	[***]	67361	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2027		1	[***]	67362	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2027		1	[***]	67363	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2027		1	[***]	67364	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2027		1	[***]	67366	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2027		1	[***]	67365	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2027		1	[***]	67367	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2027		1	[***]	67368	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2028		1	[***]	67369	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2028		1	[***]	67370	[***]	[***]		[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F		SA-15

BOEING PROPRIETARY

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer				Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Serial Number**	Escalation Factor	[***]1	Note		At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Mar-2028		1	[***]	67372	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2028		1	[***]	67371	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2028		1	[***]	67373	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2028		1	[***]	67375	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2028		1	[***]	67374	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2028		1	[***]	67376	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2028		1	[***]	67377	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2028		1	[***]	67378	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2028		1	[***]	67379	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2028		1	[***]	67381	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2028		1	[***]	67380	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2028		1	[***]	67382	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2028		1	[***]	67383	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2029		1	[***]	67385	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2029		1	[***]	67384	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2029		1	[***]	67386	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2029		1	[***]	67388	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2029		1	[***]	67387	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2029		1	[***]	67389	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2029		1	[***]	67391	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2029		1	[***]	67390	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2029		1	[***]	67393	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2029		1	[***]	67392	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2029		1	[***]	67395	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2029		1	[***]	67394	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2029		1	[***]	67397	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2029		1	[***]	67396	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2029		1	[***]	67399	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2029		1	[***]	67398	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2029		1	[***]	67400	[***]	[***]		[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F		SA-15

BOEING PROPRIETARY

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer				Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Serial Number**	Escalation Factor	[***]1	Note		At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Nov-2029		1	[***]	[***]	4Q20	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2029		1	[***]	[***]	4Q20	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2029		1	[***]	[***]	4Q20	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2030		1	[***]	[***]	4Q20	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2030		1	[***]	[***]	4Q20	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2030		1	[***]	[***]	4Q20	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2030		1	[***]	[***]	4Q20	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2030		1	[***]	[***]	4Q20	[***]		[***]	[***]	[***]	[***]	[***]
May-2030		1	[***]	[***]	4Q20	[***]		[***]	[***]	[***]	[***]	[***]
May-2030		1	[***]	[***]	4Q20	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2030		1	[***]	[***]	4Q20	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2030		1	[***]	[***]	4Q20	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2030		1	[***]	[***]	4Q20	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2030		1	[***]	[***]	4Q20	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2030		1	[***]	[***]	4Q20	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2030		1	[***]	[***]	4Q20	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2030		1	[***]	[***]	4Q20	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2030		1	[***]	[***]	4Q20	[***]		[***]	[***]	[***]	[***]	[***]
Total:    238

* [***]
** Manufacturer Serial Numbers (MSN) are for reference only and are subject to change.
*** [***]
**** [***]

Notes:
(1) [***]

SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F		SA-15

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

SWA-PA-03729-LA-1106474R7
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    Option Aircraft
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft and Model 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    Right to Purchase Option Aircraft.
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Boeing Model 737-8 aircraft as option aircraft (Option Aircraft).
2.    Delivery.
The number of Option Aircraft and delivery dates are listed in the Attachment 1-A, 1-B, and 1-C (collectively Attachment 1) to this Letter Agreement. The Attachment 1-A Aircraft are the Original Option Aircraft (Original Option Aircraft), the Attachment 1-B Aircraft are the 2020 Option Aircraft (2020 Option Aircraft) and the Attachment 1-C Aircraft are the 2021 Option Aircraft (2021 Option Aircraft).
3.    Configuration.
3.1    Subject to the provisions of Article 3.2, below, the configuration for the Option Aircraft will be the Detail Specification for Boeing Model 737-8 aircraft at the revision level in effect at the time of Definitive Agreement (as defined in Article 8). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the Option Exercise Date (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

SWA-PA-03729-LA-1106474R7		SA-16
Option Aircraft		Page 1
BOEING PROPRIETARY

3.2    Boeing reserves the right to configure the Option Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1.
4.    [***]

5.    [***]

SWA-PA-03729-LA-1106474R7		SA-16
Option Aircraft		Page 2
BOEING PROPRIETARY

6.    [***]

7.    [***]

8.    [***]

9.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Option Aircraft and cannot be assigned in whole or in part.

SWA-PA-03729-LA-1106474R7		SA-16
Option Aircraft		Page 3
BOEING PROPRIETARY

10.    Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1106474R7		SA-16
Option Aircraft		Page 4
BOEING PROPRIETARY

Very truly yours, THE BOEING COMPANY
By	/s/ Carson J. May
Name	Carson J. May
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	April 22, 2022

SOUTHWEST AIRLINES CO.
By	/s/ Chris Monroe
Name	Chris Monroe
Its	SVP Finance & Treasurer

SWA-PA-03729-LA-1106474R7		SA-16
Option Aircraft		Page 5
BOEING PROPRIETARY

Attachment 1-A To Letter Agreement No. 1106474 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-S (5/1/2017)
Engine Model/Thrust:	CFMLEAP-1B28(1)	28,800 pounds	Airframe Price Base Year/Escalation Formul	Jul-11	ECI-MFG/CPI

Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]

Buyer Furnished Equipment (BFE) Estimate:	[***]
Seller Purchased Equipment (SPE) Estimate:	[***]

Non-Refundable Deposit/Aircraft at Def Agreement:	[***]

	Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor	MSN^	Option Exercise Date Deadline	[***]	Note	Note	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
											At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]

	Jul-2022	1	[***]	[***]		[***]	[***]1	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
	Jul-2022	1	[***]	[***]		[***]	[***]1	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
	Jul-2022	1	[***]	[***]		[***]	[***]1	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
	Aug-2022	1	[***]	[***]		[***]	[***]1	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
	Aug-2022	1	[***]	[***]		[***]	[***]1	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
	Aug-2022	1	[***]	[***]		[***]	[***]1	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
R	Aug-2022	1	[***]	[***]	67775	[***]	[***]1	Remarket Aircraft**	[***]	[***]	[***]	[***]	[***]	[***]
R	Aug-2022	1	[***]	[***]	67774	[***]	[***]1	Remarket Aircraft**	[***]	[***]	[***]	[***]	[***]	[***]
R	Aug-2022	1	[***]	[***]	67773	[***]	[***]1	Remarket Aircraft**	[***]	[***]	[***]	[***]	[***]	[***]
	Sep-2022	1	[***]	[***]		[***]	[***]1	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
	Oct-2022	1	[***]	[***]		[***]	[***]1	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
R	Oct-2022	1	[***]	[***]	67783	[***]	[***]1	Remarket Aircraft**	[***]	[***]	[***]	[***]	[***]	[***]
R	Oct-2022	1	[***]	[***]	67785	[***]	[***]1	Remarket Aircraft**	[***]	[***]	[***]	[***]	[***]	[***]
	Nov-2022	1	[***]	[***]		[***]	[***]1	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
	Nov-2022	1	[***]	[***]		[***]	[***]1	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
R	Jan-2023	1	[***]	[***]	67753	[***]	[***]1	Remarket Aircraft**	[***]2	[***]	[***]	[***]	[***]	[***]
R	Jan-2023	1	[***]	[***]	67754	[***]	[***]1	Remarket Aircraft**	[***]2	[***]	[***]	[***]	[***]	[***]
R	Feb-2023	1	[***]	[***]	67755	[***]	[***]1	Remarket Aircraft**	[***]2	[***]	[***]	[***]	[***]	[***]
R	Feb-2023	1	[***]	[***]	67756	[***]	[***]1	Remarket Aircraft**	[***]2	[***]	[***]	[***]	[***]	[***]
R	Feb-2023	1	[***]	[***]	67757	[***]	[***]1	Remarket Aircraft**	[***]2	[***]	[***]	[***]	[***]	[***]
R	Mar-2023	1	[***]	[***]	67758	[***]	[***]1	Remarket Aircraft**	[***]2	[***]	[***]	[***]	[***]	[***]
R	Mar-2023	1	[***]	[***]	67759	[***]	[***]1	Remarket Aircraft**	[***]2	[***]	[***]	[***]	[***]	[***]
R	Apr-2023	1	[***]	[***]	67762	[***]	[***]1	Remarket Aircraft**	[***]2	[***]	[***]	[***]	[***]	[***]
R	Apr-2023	1	[***]	[***]	67760	[***]	[***]1	Remarket Aircraft**	[***]2	[***]	[***]	[***]	[***]	[***]
R	May-2023	1	[***]	[***]	67761	[***]	[***]1	Remarket Aircraft**	[***]2	[***]	[***]	[***]	[***]	[***]
R	May-2023	1	[***]	[***]	67782	[***]	[***]1	Remarket Aircraft**	[***]2	[***]	[***]	[***]	[***]	[***]

SWA-PA-03729-LA-1106474 107813 116801-1F.txt		SA-16

BOEING PROPRIETARY

Attachment 1-A To Letter Agreement No. 1106474 Aircraft Delivery, Description, Price and Advance Payments

	Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor	MSN^	Option Exercise Date Deadline	[***]	Note	Note	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
											At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]

R	May-2023	1	[***]	[***]	67781	March 1, 2023	[***]1	Remarket Aircraft**	[***] 2	[***]	[***]	[***]	[***]	[***]
R	Jun-2023	1	[***]	[***]	67780	April 1, 2023	[***]1	Remarket Aircraft**	[***] 2	[***]	[***]	[***]	[***]	[***]
R	Jun-2023	1	[***]	[***]	67779	April 1, 2023	[***]1	Remarket Aircraft**	[***] 2	[***]	[***]	[***]	[***]	[***]
R	Jul-2023	1	[***]	[***]	67778	May 1, 2023	[***]1	Remarket Aircraft**	[***] 2	[***]	[***]	[***]	[***]	[***]
R	Jul-2023	1	[***]	[***]	67777	May 1, 2023	[***]1	Remarket Aircraft**	[***] 2	[***]	[***]	[***]	[***]	[***]
R	Jul-2023	1	[***]	[***]	67776	May 1, 2023	[***]1	Remarket Aircraft**	[***] 2	[***]	[***]	[***]	[***]	[***]
	Sep-2023	1	[***]	[***]		June 1, 2022				[***]	[***]	[***]	[***]	[***]
	Sep-2023	1	[***]	[***]		June 1, 2022				[***]	[***]	[***]	[***]	[***]
	Nov-2023	1	[***]	[***]		August 1, 2022				[***]	[***]	[***]	[***]	[***]
	Nov-2023	1	[***]	[***]		August 1, 2022				[***]	[***]	[***]	[***]	[***]
	Dec-2023	1	[***]	[***]		September 1, 2022				[***]	[***]	[***]	[***]	[***]
	Dec-2023	1	[***]	[***]		September 1, 2022				[***]	[***]	[***]	[***]	[***]
	Mar-2024	1	[***]	[***]		December 1, 2022	[***]			[***]	[***]	[***]	[***]	[***]
	Apr-2024	1	[***]	[***]		January 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	Apr-2024	1	[***]	[***]		January 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	Apr-2024	1	[***]	[***]		January 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	Apr-2024	1	[***]	[***]		January 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	May-2024	1	[***]	[***]		February 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	May-2024	1	[***]	[***]		February 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	May-2024	1	[***]	[***]		February 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	Jun-2024	1	[***]	[***]		March 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	Jun-2024	1	[***]	[***]		March 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	Jun-2024	1	[***]	[***]		March 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	Jan-2025	1	[***]	[***]		October 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	Jan-2025	1	[***]	[***]		October 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	Jan-2025	1	[***]	[***]		October 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	Feb-2025	1	[***]	[***]		November 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	Feb-2025	1	[***]	[***]		November 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	Feb-2025	1	[***]	[***]		November 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	Mar-2025	1	[***]	[***]		December 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	Mar-2025	1	[***]	[***]		December 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	Mar-2025	1	[***]	[***]		December 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	Mar-2025	1	[***]	[***]		December 1, 2023	[***]			[***]	[***]	[***]	[***]	[***]
	Apr-2025	1	[***]	[***]		January 1, 2024	[***]			[***]	[***]	[***]	[***]	[***]
	Apr-2025	1	[***]	[***]		January 1, 2024	[***]			[***]	[***]	[***]	[***]	[***]
	Apr-2025	1	[***]	[***]		January 1, 2024	[***]			[***]	[***]	[***]	[***]	[***]
	Apr-2025	1	[***]	[***]		January 1, 2024	[***]			[***]	[***]	[***]	[***]	[***]
	May-2025	1	[***]	[***]		February 1, 2024	[***]			[***]	[***]	[***]	[***]	[***]

SWA-PA-03729-LA-1106474 107813 116801-1F.txt		SA-16

BOEING PROPRIETARY

Attachment 1-A To Letter Agreement No. 1106474 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor	MSN^	Option Exercise Date Deadline	Escalation Cap Date	Note	Note	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
										At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]

May-2025	1	[***]	[***]		February 1, 2024	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2025	1	[***]	[***]		February 1, 2024	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2025	1	[***]	[***]		February 1, 2024	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2025	1	[***]	[***]		March 1, 2024	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2025	1	[***]	[***]		March 1, 2024	[***]	[***]		[***]	[***]	[***]	[***]	[***]

Total:	69

* [***]
** [***]
*** [***]
^ Manufacturer's serial numbers (MSNs) are for reference only and are subject to change
[***] 1: [***]
[***] 2: [***]
Note:
(1) [***]

SWA-PA-03729-LA-1106474 107813 116801-1F.txt		SA-16

BOEING PROPRIETARY

Attachment 1-B To Letter Agreement No. SWA-PA-03729-LA-1106474R7 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-S (5/1/2017)
Engine Model/Thrust:	CFMLEAP-1B28(1)	28,800 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	Non-Standard
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	Jul-11	Non-Standard
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
Seller Purchased Equipment (SPE) Estimate:		[***]

Deposit per Aircraft:		[***]

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date	Escalation		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
			Deadline	Factor	Note
Jan-2024	1	[***]	October 1, 2022	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2024	1	[***]	October 1, 2022	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2024	1	[***]	October 1, 2022	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2024	1	[***]	November 1, 2022	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2024	1	[***]	November 1, 2022	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2024	1	[***]	November 1, 2022	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]	December 1, 2022	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]	December 1, 2022	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]	December 1, 2022	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]	December 1, 2022	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	January 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]	February 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]	February 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	March 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	March 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2024	1	[***]	April 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2024	1	[***]	April 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 116954.txt		SA-16

BOEING PROPRIETARY

Attachment 1-B To Letter Agreement No. SWA-PA-03729-LA-1106474R7 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date	Escalation		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
			Deadline	Factor	Note
Jul-2024	1	[***]	April 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2024	1	[***]	April 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2024	1	[***]	April 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	May 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	May 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	May 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	May 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	May 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	June 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	June 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	June 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	June 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	April 1, 2023	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	April 1, 2023	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	April 1, 2023	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	April 1, 2023	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	April 1, 2023	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	April 1, 2023	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	May 1, 2023	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	May 1, 2023	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	May 1, 2023	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	May 1, 2023	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	May 1, 2023	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Dec-2024	1	[***]	June 1, 2023	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Dec-2024	1	[***]	June 1, 2023	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Dec-2024	1	[***]	June 1, 2023	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Dec-2024	1	[***]	June 1, 2023	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Dec-2024	1	[***]	June 1, 2023	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Mar-2025	1	[***]	December 1, 2023	[***]		[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 116954.txt		SA-16

BOEING PROPRIETARY

Attachment 1-B To Letter Agreement No. SWA-PA-03729-LA-1106474R7 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date	Escalation		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
			Deadline	Factor	Note
Apr-2025	1	[***]	January 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
May-2025	1	[***]	February 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2025	1	[***]	March 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2025	1	[***]	March 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2025	1	[***]	March 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2025	1	[***]	April 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2025	1	[***]	April 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2025	1	[***]	April 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2025	1	[***]	April 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2025	1	[***]	April 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2025	1	[***]	May 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2025	1	[***]	May 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2025	1	[***]	May 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2025	1	[***]	May 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2025	1	[***]	May 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2025	1	[***]	June 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2025	1	[***]	June 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2025	1	[***]	June 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2025	1	[***]	June 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2025	1	[***]	April 1, 2024	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Oct-2025	1	[***]	April 1, 2024	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Oct-2025	1	[***]	April 1, 2024	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Oct-2025	1	[***]	April 1, 2024	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Oct-2025	1	[***]	April 1, 2024	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Oct-2025	1	[***]	April 1, 2024	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Nov-2025	1	[***]	May 1, 2024	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Nov-2025	1	[***]	May 1, 2024	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Nov-2025	1	[***]	May 1, 2024	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Nov-2025	1	[***]	May 1, 2024	[***]	** [***]	[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 116954.txt		SA-16

BOEING PROPRIETARY

Attachment 1-B To Letter Agreement No. SWA-PA-03729-LA-1106474R7 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date	Escalation		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
			Deadline	Factor	Note
Nov-2025	1	[***]	May 1, 2024	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Dec-2025	1	[***]	June 1, 2024	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Dec-2025	1	[***]	June 1, 2024	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Dec-2025	1	[***]	June 1, 2024	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Dec-2025	1	[***]	June 1, 2024	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Dec-2025	1	[***]	June 1, 2024	[***]	** [***]	[***]	[***]	[***]	[***]	[***]
Jan-2026	1	[***]	October 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2026	1	[***]	October 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2026	1	[***]	October 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2026	1	[***]	November 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2026	1	[***]	November 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2026	1	[***]	November 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2026	1	[***]	December 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2026	1	[***]	December 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2026	1	[***]	December 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2026	1	[***]	December 1, 2024	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2026	1	[***]	January 1, 2025	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2026	1	[***]	January 1, 2025	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2026	1	[***]	January 1, 2025	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2026	1	[***]	January 1, 2025	[***]		[***]	[***]	[***]	[***]	[***]
Total:    95

* [***]

Note:
(1) [***]

SWA-PA-03729 116954.txt		SA-16

BOEING PROPRIETARY

Attachment 1-C To Letter Agreement No. SWA-PA-03729-LA-1106474R7 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-S (5/1/2017) Jul-11	Non-Standard
Engine Model/Thrust:	CFMLEAP-1B28(1)	28,800 pounds	Airframe Price Base Year/Escalation Formula:
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	Jul-11	Non-Standard
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
Seller Purchased Equipment (SPE) Estimate:		[***]
Deposit per Aircraft:		[***]

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date	Escalation		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
			Deadline	Factor
May-2026	1	[***]	February 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
May-2026	1	[***]	February 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
May-2026	1	[***]	February 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Jun-2026	1	[***]	March 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Jun-2026	1	[***]	March 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Jun-2026	1	[***]	March 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Jul-2026	1	[***]	April 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Jul-2026	1	[***]	April 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Jul-2026	1	[***]	April 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Aug-2026	1	[***]	May 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Aug-2026	1	[***]	May 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Aug-2026	1	[***]	May 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Sep-2026	1	[***]	June 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Sep-2026	1	[***]	June 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Sep-2026	1	[***]	June 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Sep-2026	1	[***]	June 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Oct-2026	1	[***]	July 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]

SWA-PA-03729-LA-116474 116800-1F.txt		SA-16

BOEING PROPRIETARY

Attachment 1-C To Letter Agreement No. SWA-PA-03729-LA-1106474R7 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date	Escalation		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
			Deadline	Factor
Oct-2026	1	[***]	July 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Oct-2026	1	[***]	July 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Oct-2026	1	[***]	July 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Nov-2026	1	[***]	August 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Nov-2026	1	[***]	August 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Nov-2026	1	[***]	August 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Dec-2026	1	[***]	September 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Dec-2026	1	[***]	September 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Dec-2026	1	[***]	September 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Jan-2027	1	[***]	October 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Jan-2027	1	[***]	October 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Feb-2027	1	[***]	November 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Feb-2027	1	[***]	November 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Mar-2027	1	[***]	December 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Mar-2027	1	[***]	December 1, 2025	[***]	New Options SA-14	[***]	[***]	[***]	[***]	[***]
Total:	32

* [***]

Note:
(1) [***]

SWA-PA-03729-LA-116474 116800-1F.txt		SA-16

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
SWA-PA-03729-LA-1106484R3
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Defined Terms: The following capitalized terms have the following meaning:
1.1[***]

1.2[***]

1.3Program Aircraft means each firm Aircraft specified in Table 1 of the Purchase Agreement and Original Option Aircraft that are exercised and scheduled for delivery prior to 2024.
2.[***]

3.[***]

SWA-PA-03729-LA-1106484R3		SA-16
[***]		Page 1
BOEING PROPRIETARY

4.[***]

SWA-PA-03729-LA-1106484R3		SA-16
[***]		Page 2
BOEING PROPRIETARY

5. [***]

6.[***]

7.Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
8.Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its

SWA-PA-03729-LA-1106484R3		SA-16
[***]		Page 3
BOEING PROPRIETARY

contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations.  Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By	/s/ Carson J. May
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	April 22, 2022

SOUTHWEST AIRLINES CO.
By	/s/ Chris Monroe
Its	SVP Finance & Treasurer

SWA-PA-03729-LA-1106484R3		SA-16
[***]		Page 4
BOEING PROPRIETARY

ATTACHMENT A
[***]

[***]	[***]	[***]
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SWA-PA-03729-LA-1106484R3		SA-16
[***]		Page 5
BOEING PROPRIETARY

ATTACHMENT B, continued
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SWA-PA-03729-LA-1106484R3		SA-16
[***]		Page 6
BOEING PROPRIETARY

ATTACHMENT B, continued
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[***]	[***]	[***]	[***]
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SWA-PA-03729-LA-1106484R3		SA-16
[***]		Page 7
BOEING PROPRIETARY

ATTACHMENT B, continued
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ATTACHMENT B, continued
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ATTACHMENT B, continued
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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

SWA-PA-03729-LA-2100812R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:    [***]

References:    1)    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft
2)    Letter Agreement SWA-PA-03729-LA-1106474R7 entitled “Option Aircraft” (Option Aircraft Letter Agreement)
3)    Letter Agreement SWA-PA-03729-LA-1106475R5 entitled [***]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[***]

1.[***]

SA-12

BOEING PROPRIETARY

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2.[***]

3.[***]

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4.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

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Very truly yours,

THE BOEING COMPANY
By	/s/ Carson J. May
Name	Carson J. May
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	April 22, 2022

SOUTHWEST AIRLINES CO.
By	/s/ Chris Monroe
Name	Chris Monroe
Its	SVP Finance & Treasurer

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

SWA-PA-03729-LA-2100825R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
References:    1)    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

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2.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
3.Confidential Treatment.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Carson J. May
Name	Carson J. May
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	April 22, 2022

SOUTHWEST AIRLINES CO.
By	/s/ Chris Monroe
Name	Chris Monroe
Its	SVP Finance & Treasurer

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

SWA-PA-03729-LA-2103755
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    2022/2023 Production Plan
References:    1)    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to model 737-8 and model 737-7 aircraft (collectively, Aircraft)
2)     Table 1A to the Purchase Agreement entitled “Table 1A to Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft” (Table 1A)
3)     Table 1B to the Purchase Agreement entitled “Table 1B to Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft” (Table 1B)
4)    Attachment 1-A to Letter Agreement No. SWA-PA-03729-LA-1106474R7 entitled “Option Aircraft” (Option Aircraft Letter Agreement) to the Purchase Agreement
5)    Letter Agreement No. SWA-PA-03729-LA-2100594 entitled “737-8 Remarket Aircraft” (Remarket Aircraft Letter Agreement) to the Purchase Agreement
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.Deferral of 737-7 Aircraft
Boeing and Customer have agreed to defer the scheduled delivery months of three (3) model 737-7 Aircraft previously scheduled for delivery in August 2022 to two (2) in December 2022 and one (1) in June 2023, respectively, as reflected in Table 1B to the Purchase Agreement.

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2.Acceleration of Original Option Aircraft
Boeing and Customer have agreed to accelerate the scheduled delivery months of five (5) Original Option Aircraft that are notated as “Remarket Aircraft**” and “Accelerated” in Attachment 1-A to the Option Aircraft Letter Agreement (and as described in the Remarket Aircraft Letter Agreement) from one (1) in August 2023, two (2) in December 2022, one (1) in December 2022, and one (1) in November 2022 to one (1) in August 2022, two (2) in August 2022, one (1) in October 2022, and one (1) in October 2022, respectively, as reflected in Attachment 1-A to the Option Aircraft Letter Agreement.
3.[***]
3.1.[***]

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3.2. 2022 737-7 Delivery Considerations. Subject to Section 3.3 below and provided that issuance of the Amended Type Certificate (ATC) for the model 737-7 aircraft by the U.S. Federal Aviation Administration (FAA) occurs in 2022, Customer and Boeing agree to work in good faith to have as many of the thirty-one (31) 737-7 Aircraft with scheduled delivery months in 2022 delivered in 2022 as possible (as reflected in Table 1B to the Purchase Agreement).
3.3    Delivery Obligations. Prior to the execution of this Letter Agreement, up to one hundred fourteen (114) Aircraft were scheduled for delivery by Boeing to Customer in 2022. If (i) ATC for the model 737-7 Aircraft is issued by the FAA in 2022, and (ii) the total number of Aircraft available for delivery by Boeing to Customer in 2022 exceeds one hundred fourteen (114), Customer may request that Boeing defers a number of Aircraft deliveries from 2022 to 2023 such that the total number of Aircraft deliveries in 2022 does not exceed one hundred fourteen (114). The parties will work together in good faith to mutually agree to a revised delivery schedule for such Aircraft in excess of such amount.
4. 737-8 Special Substitution Aircraft
4.1.[***] Boeing and Customer have agreed to the substitution of forty (40) model 737-7 Aircraft with scheduled delivery months in September 2022 through December 2022 (including one (1) New Firm -7 Aircraft in September 2022, nine (9) 737-7 Substitute Option Aircraft in September 2022, ten (10) 737-7 Substitute Option Aircraft in October 2022, one (1) New Firm -7 Aircraft in November 2022, nine (9) 737-7 Substitute Option Aircraft in November 2022, one (1) New Firm -7 Aircraft in December 2022, and nine (9) 737-7 Substitute Option Aircraft in December 2022), into model 737-8 Aircraft (collectively, 737-8 Special Substitution Aircraft), as reflected in Table 1A and Table 1B to the Purchase Agreement.
4.2.[***]

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5.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

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Very truly yours,

THE BOEING COMPANY
By	/s/ Carson J. May
Name	Carson J. May
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	April 22, 2022
SOUTHWEST AIRLINES CO.
By	/s/ Chris Monroe
Name	Chris Monroe
Its	SVP Finance & Treasurer

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